United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2021

Date of Report (Date of earliest event reported)

Rodgers Silicon Valley Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39753	85-3174357
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Eastview Way Woodside, CA	94062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 722-1753

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value (the “Common Stock”), and one-half Redeemable Warrant	RSVAU	The Nasdaq Stock Market LLC
Common Stock included as part of the Units	RSVA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	RSVAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission released a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”), informing market participants that warrants issued by SPACs may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Rodgers Silicon Valley Acquisition (the “Company”),” had previously classified its 11,500,000 public warrants and its 6,000,000 private placement warrants issued in connection with the Company’s initial public offering (collectively, the “Warrants”) as financial instruments classified within equity. For a full description of the Company’s Warrants, please refer to the Company’s final prospectus filed in connection with its initial public offering (“IPO”) on December 1, 2020.

On April 22, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s financial statements for its IPO’s audited balance sheet as of December 4, 2020 and the fiscal year ended December 31, 2020 (the “Non-Reliance Period”) should no longer be relied upon and the Company will restate its Form 10-K. In addition, the Company will restate within the amended Form 10-K the balance sheet as of December 4, 2020 which was included as an exhibit in the Form 8-K filed December 10, 2020. These matters were discussed with the Company's independent accountant.

The restatement will exclusively relate to consideration of the factors in determining whether to classify contracts that may be settled in an entity’s own stock as equity of the entity or as an asset or liability in accordance with Accounting Standards Codification (“ASC”) 815-40, Derivatives and Hedging—Contracts in Entity’s Own Equity. In both the IPO Balance Sheet as of December 4, 2020 and the Annual Report on Form 10-K for the period ended December 31, 2020, the Company classified the Warrants as financial instruments classified within equity.

The Company’s revised accounting for the Warrants as derivative liabilities will have no effect on the Company’s previously reported operating expenses, cash flows or cash.

In connection with the restatement, the Company’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the restatement. As a result of that reassessment, the Company’s management determined that its disclosure controls and procedures for such periods were not effective with respect to the classification of the Company's Warrants as components of equity instead of as derivative liabilities.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rodgers Silicon Valley Acquisition Corp.

DATED: April 27, 2021	By:	/s/ Emmanuel T. Hernandez
Emmanuel T. Hernandez
Chief Financial Officer (Principal Financial and Accounting Officer)